Principal Exchange-Traded Funds
Supplement dated June 17, 2024
to the Prospectus and Statement of Additional Information
both dated November 1, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR PRINCIPAL HEALTHCARE INNOVATORS ETF
LIQUIDATION NOTICE: On June 12, 2024, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on the Cboe BZX exchange will be, after the close of market on or about July 31, 2024. Pursuant to the Plan, the Fund will liquidate on or about August 7, 2024 (the “Liquidation Date”). During the period between the date that the Fund ceases trading and the Liquidation Date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies and may forgo its scheduled rebalancing.
At the time of liquidation, delete all references to the Principal Healthcare Innovators ETF.

SUMMARY FOR PRINCIPAL INVESTMENT GRADE CORPORATE ACTIVE ETF
In the Investment Advisor and Portfolio Managers section, delete Darryl Trunnel and add the following in alphabetical order:
•Steffany Young (since 2024), Portfolio Manager

MANAGEMENT OF THE FUNDS
Under the The Manager and Advisor, in the Portfolio Managers section, delete Darryl Trunnel and add the following alphabetically to the list of portfolio managers:
Steffany Young has been with Principal® since 2007. She earned a bachelor’s degree in Finance and Psychology from the University of Northern Iowa and her master of business administration from the University of Iowa. Ms. Young has earned the right to use the Chartered Financial Analyst designation.

The changes described below are being made to the Statement of Additional Information.
On June 12, 2024, Fritz Hirsch retired as an Independent Board Member effective immediately. As such, delete all references to Mr. Hirsch from the Statement of Additional Information.
On June 12, 2024, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Principal Healthcare Innovators ETF. Pursuant to the Plan, the Fund will liquidate on or about August 7, 2024. At the time of liquidation, delete all references to the Principal Healthcare Innovators ETF from the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
In the Advisor: Principal Global Investors, LLC section, delete Darryl Trunnel and add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Steffany Young(1): Principal Investment Grade Corporate Active ETF
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1)Information as of May 31, 2024
In the Advisor: Principal Global Investors, LLC Ownership of Securities table, delete Darryl Trunnel and add the following alphabetically to the list of portfolio managers:
Ownership of Securities

Portfolio Manager	ETFs Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Steffany Young(1)	Principal Investment Grade Corporate Active ETF	$100,001 - $500,000
(1)Information as of May 31, 2024
2